UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 25, 2012

(Date of earliest event reported: January 3, 2012)

CELLCEUTIX CORPORATION

Nevada	30-0565645

(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

100 Cumming Center, Suite 151-B

Beverly, MA  01915

 (Address of principal executive offices and zip code)

(978)-633-3623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On January 11, 2012,  we issued 200,000  common shares of our company stock to a consultant for services rendered.  Shares were valued at $90,000 based on the closing bid price of $0.45 per share.   The shares were issued pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

Item 8.01 Other Events

 On January 3,  we made payment under the Convertible Note issued to Putnam Partners LLC dated as of January 1, 2011,   the principal amount of $166,942.21 and accrued interest  of  $14,983.64 for an aggregate of $181,925.85 upon presentment for payment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2012

CELLCEUTIX CORPORATION

By:	/s/ Leo Ehrlich
Chief Executive Officer